UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  February 25, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2002-5 Home Equity Mortgage Pass-Through Certificates, Series 2002-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-34              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Washington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On February 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on February 25, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2002-5 Home Equity
Mortgage Pass-Through Certificates, Series 2002-5
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  February 28, 2003          By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         February 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on February 25, 2003



                    Credit Suisse First Boston, Series 2002-HEMT5
                                Statement to Certificate Holders
                                      February 25, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        95,285,000.00    91,058,402.09     3,703,004.46   135,858.67    3,838,863.13        0.00       0.00       87,355,397.63
A2        78,000,000.00    72,458,268.61     5,641,706.15    93,517.98    5,735,224.13        0.00       0.00       66,816,562.46
A3        39,000,000.00    39,000,000.00             0.00   139,722.21      139,722.21        0.00       0.00       39,000,000.00
A4        29,965,000.00    29,965,000.00             0.00   144,302.72      144,302.72        0.00       0.00       29,965,000.00
AR               100.00             0.00             0.00         0.00            0.00        0.00       0.00                0.00
M1        25,500,000.00    25,500,000.00             0.00    56,529.69       56,529.69        0.00       0.00       25,500,000.00
M2        19,500,000.00    19,500,000.00             0.00    59,719.06       59,719.06        0.00       0.00       19,500,000.00
B         12,750,000.00    12,750,000.00             0.00    54,963.70       54,963.70        0.00       0.00       12,750,000.00
P                100.00           100.00             0.00    44,602.10       44,602.10        0.00       0.00              100.00
TOTALS   300,000,200.00   290,231,770.70     9,344,710.61   729,216.13   10,073,926.74        0.00       0.00      280,887,060.09

AIO       30,000,000.00    27,773,962.55             0.00   162,014.78      162,014.78        0.00       0.00       25,712,908.54
X1       300,000,000.00   290,231,670.70             0.00         7.66            7.66        0.00       0.00      282,489,072.37
X2                 0.00             0.00             0.00         0.00            0.00        0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541NVL0     955.64256798    38.86240709        1.42581382        40.28822092      916.78016089    A1       1.852500 %
A2      22541NVM8     928.95216167    72.32956603        1.19894846        73.52851449      856.62259564    A2       1.602500 %
A3      22541NVN6   1,000.00000000     0.00000000        3.58262077         3.58262077    1,000.00000000    A3       4.300000 %
A4      22541NVP1   1,000.00000000     0.00000000        4.81570899         4.81570899    1,000.00000000    A4       5.780000 %
AR      22541NVR7       0.00000000     0.00000000        0.00000000         0.00000000        0.00000000    AR       9.041081 %
M1      22541NVS5   1,000.00000000     0.00000000        2.21685059         2.21685059    1,000.00000000    M1       2.752500 %
M2      22541NVT3   1,000.00000000     0.00000000        3.06251590         3.06251590    1,000.00000000    M2       3.802500 %
B       22541NVU0   1,000.00000000     0.00000000        4.31087843         4.31087843    1,000.00000000    B        5.352500 %
P       22541NVV8   1,000.00000000     0.00000000  ################   ################    1,000.00000000    P        9.041081 %
TOTALS                967.43859071    31.14901460        2.43071881        33.57973341      936.28957611

AIO     22541NVQ9     925.79875167     0.00000000        5.40049267         5.40049267      857.09695133    AIO      7.000000 %
X1      22541NVW6     967.43890233     0.00000000        0.00002553         0.00002553      941.63024123    X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Sec. 4.06(a)(i)        Principal Remittance Amount (Total)                                                           7,742,598.33
                       Group 1                                                                                       3,075,428.25
                       Group 2                                                                                       4,667,170.08

                       Scheduled Principal Payments (Total)                                                            222,239.67
                       Group 1                                                                                         104,020.67
                       Group 2                                                                                         118,219.00

                       Principal Prepayments (Total)                                                                 6,992,085.53
                       Group 1                                                                                       2,808,596.08
                       Group 2                                                                                       4,183,489.45

                       Curtailments (Total)                                                                            529,077.94
                       Group 1                                                                                         164,509.75
                       Group 2                                                                                         364,568.19

                       Curtailment Interest Adjustments (Total)                                                          1,466.66
                       Group 1                                                                                           1,252.12
                       Group 2                                                                                             214.54

                       Repurchase Principal (Total)                                                                          0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

                       Substitution Amounts (Total)                                                                          0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

                       Net Liquidation Proceeds (Total)                                                                      0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

                       Other Principal Adjustments (Total)                                                              -2,271.47
                       Group 1                                                                                          -2,950.37
                       Group 2                                                                                             678.90

                       Gross Interest (Total)                                                                        2,463,719.63
                       Group 1                                                                                         952,898.05
                       Group 2                                                                                       1,510,821.58

                       Recoveries from Prior Loss Determinations (Total)                                                     0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

                       Reimbursements of Non-Recoverable Advances Previously Made (Total)                                   93.00
                       Group 1                                                                                              40.00
                       Group 2                                                                                              53.00

                       Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                                  0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                               16
                       Group 1                                                                                                  4
                       Group 2                                                                                                 12

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                      797,606.43
                       Group 1                                                                                          81,311.71
                       Group 2                                                                                         716,294.72

                       Amount of Prepayment Penalties Collected                                                         44,601.26
                       Group 1                                                                                           7,342.99
                       Group 2                                                                                          37,258.27

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding (Total)                                                        6,814
                       Group 1                                                                                              3,506
                       Group 2                                                                                              3,308

                       Beginning Aggregate Loan Balance (Total)                                                    258,481,402.46
                       Group 1                                                                                     101,251,817.04
                       Group 2                                                                                     157,229,585.42

                       Ending Number of Loans Outstanding (Total)                                                           6,676
                       Group 1                                                                                              3,446
                       Group 2                                                                                              3,230

                       Ending Aggregate Loan Balance (Total)                                                       252,134,727.00
                       Group 1                                                                                      99,572,311.66
                       Group 2                                                                                     152,562,415.34

Sec. 4.06(a)(v)        Servicing Fees (including Credit Risk Manager Fee - Total)                                      111,905.86
                       Group 1                                                                                          44,082.41
                       Group 2                                                                                          67,823.45

                       Trustee Fees (Total)                                                                              3,031.91
                       Group 1                                                                                           1,197.56
                       Group 2                                                                                           1,834.35

Sec. 4.06(a)(vii)      Current Advances (Total)                                                                               N/A
                       Group 1                                                                                                N/A
                       Group 2                                                                                                N/A

                       Outstanding Advances (Total)                                                                           N/A
                       Group 1                                                                                                N/A
                       Group 2                                                                                                N/A

Section 4.06(a)(viii)  Delinquent Mortgage Loans
                         Group 1
                                                                   Principal
                        Category              Number                Balance               Percentage
                        1 Month                 37             1,295,867.26                  1.30 %
                        2 Month                  3               141,862.77                  0.14 %
                        3 Month                  0                     0.00                  0.00 %
                        Total                   40             1,437,730.03                  1.44 %
                         Group 2
                                                                   Principal
                        Category              Number                Balance               Percentage
                        1 Month                 70             2,796,373.75                  1.83 %
                        2 Month                 12               372,470.34                  0.24 %
                        3 Month                 12               503,745.73                  0.33 %
                         Total                  94             3,672,589.82                  2.40 %
                         Group Totals
                                                                   Principal
                        Category              Number                Balance               Percentage
                        1 Month                 107             4,092,241.01                  1.62 %
                        2 Month                  15               514,333.11                  0.20 %
                        3 Month                  12               503,745.73                  0.20 %
                         Total                  134             5,110,319.85                  2.02 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           1               31,787.88                  0.03 %

                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           1               46,483.36                  0.03 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           2               78,271.24                  0.03 %
                       * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

Section 4.06(a)(xi)    REO Properties
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses (Total)                                                                       0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

                       Cumulative Realized Losses (Total)                                                                    0.00
                       Group 1                                                                                               0.00
                       Group 2                                                                                               0.00

Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account (Total)                                             30,354,445.37
                       Group 1                                                                                      11,125,618.91
                       Group 2                                                                                      19,228,826.46

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement (Total)                                                        100,713.98
                       Group 1                                                                                          36,914.05
                       Group 2                                                                                          63,799.94

Trigger Event          Trigger Event Occurrence (Effective January 2006)                                                       NO
                       (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                                 0.29875 %
                       Sr. Enhancement Percentage x 16.5%                                                              21.06776 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                          0.00 %
                       Cumulative Loss Limit                                                                               5.75 %

O/C Reporting          Targeted Overcollateralization Amount                                                        11,250,007.50
                       Ending Overcollateralization Amount                                                           1,602,112.28
                       Ending Overcollateralization Deficiency                                                       9,647,895.22
                       Overcollateralization Release Amount                                                                  0.00
                       Monthly Excess Interest                                                                       1,602,112.28
                       Payment to Class X-1                                                                                  7.66




                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
